Exhibit 32.1

                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

(subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
                                     Code)

Pursuant to Section 906 of the Sarbanes - Oxley Act of 2002(subsections (a) and
(b) of Section 1350,Chapter 63 of Title 18,United States Code), the undersigned officer of Spantel Communications Inc., a Florida corporation ("The Company"), does hereby certify with respect to the Annual report of the Company on Form 10-QSB/A for the period ended December 31,2004 as filed with the Securities and Exchange Commission ("the Form 10-QSB/A")that :

      1) The Form 10-QSB/A fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;and

      2) the information contained in the Form 10-QSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.


            /s/ JOSE RAMON BASTERRA                       Dated: August 5, 2005
       ----------------------------------
              Jose Ramon Basterra
                   President
           (Chief Executive Officer)


              /s/ CESAR MARTINEZ                          Dated: August 5, 2005
       ----------------------------------
                Cesar Martinez
                   Treasurer
           (Chief Financial Officer)


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